Exhibit 32


                                CERTIFICATION OF
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Brian Jaggard, Chief Financial Officer, President and Chief Executive Officer of YZAPP INTERNATIONAL INC. (the "Company"), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      (i) The Quarterly Report on Form 10-QSB of the Company, for the fiscal quarter ended January 31, 2007, and to which this certification is attached as Exhibit 32 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                  By:             /s/ Brian Jaggard
                                                  ------------------------
                                  Name:           Brian Jaggard
                                  Title:          CHIEF FINANCIAL OFFICER
                                                  PRESIDENT and
                                                  CHIEF EXECUTIVE OFFICER

                                  Date:           March 16, 2007